UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing relates to the proposed transaction between SJW Group (“SJW Group”) and Connecticut Water Service, Inc. (the “Company”) pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, among SJW Group, Hydro Sub, Inc. and the Company.

The following digital ads were first used by the Company on August 14, 2018, and August 15, 2018.

Connecticut Water @CTWater Aug 14 We are committed to serving our customers, employees, community and shareholders. Support the combination of CT Water + SJW Group. Click for disclaimer. Better Together CT Water + SJW = Value creation for shareholders Benefits to customers Commitment to local jobs and communities Environmental stewardship An ideal combination A Shared Vision for the Future www.sjw-ctws.com

Connecticut Water @CTWater Aug 14 Combination creates benefits for consumers, employees, communities +shareholders & maintains commitments to outstanding customer service. Click for disclaimer. COMMITTED TO OUR COMMUNITIES Delivering safe, reliable water service Maintaining focus on customers Support the combination of CT Water and SJW Group An Ideal Combination: CT Water + SJW Group www.sjw-ctws.com

Connecticut Water @CTWater Aug 14 Combination focused on enhancing quality of service for customers, supporting communities & delivering value to shareholders. Click for disclaimer. PROTECT YOUR INVESTMENT CT Water + SJW Group An ideal combination Delivering benefits to shareholders + communities Support the Combination of CT Water + SJW Group www.sjw-ctws.com

Connecticut Water @CTWater Aug 14 Maintaining our longstanding commitment to jobs & communities, benefits to customers, environmental stewardship+ shareholders. Click for disclaimer. Protect Your Water. Your Investment. Local Jobs. Support the combination of CT Water + SJW Group Local Professionals Serving Local Communities www.sjw-ctws.com

Connecticut Water @CTWater Aug 14 Experienced water professionals & local employees with strong record of water quality & customer service. Support the combination of CT Water+ SJW Group. Click for disclaimer. Keeping Connecticut Water Local Committed to the Communities We Serve www.sjw-ctws.com Serving local communities with a passionate, dedicated team of locally-based water professionals.

Connecticut Water Company Like Page Sponsored Combination focused on enhancing quality of service for customers, supporting communities & delivering va lue to shareholders. Disclaimer Cautionary Statement Regarding Forward-Looking Statements ... See More PROTECT YOUR INVESTMENT CT Water + SJW Group An ideal combination Delivering benefits to shareholders + Communities SJW-CTWS.COM Support the Combination of CT Water + SJW Group Learn More Like Comment Share

Connecticut Water Company Like Page Sponsored An ideal combination that creates benefits for consumers, employees, communities and shareholders. Disclaimer Cautionary Statement Regarding Forward-Looking Statements ... See More COMMITTED TO OUR COMMUNITIES Delivering safe, reliable water service Maintaining focus on customers Support the combination of CT Water and SJW Group SJW-CTWS.COM An Ideal Combination: CT Water + SJW Group SJW Group and Connecticut Water Service, Inc. to ... Learn More Like Comment Share

Connecticut Water Company Like Page Sponsored Experienced water professionals & employees maintained. Support the combination of CT Water+ SJW Group. Disclaimer Cautionary Statement Regarding Forward-Looking Statements ... See More Keeping Connecticut Water Local SJW-CTWS.COM Committed to the Communities We Serve SJW Group and Connecticut Water Service, Inc. to... Learn More Serving local communities with a passionate, dedicated team of locally-based water professionals.

Connecticut Water Company Like Page Sponsored We are committed to serving our customers, employees, community and shareholders. Disclaimer Cautionary Statement Regarding Forward-Looking Statements ... See More Better Together CT Water + SJW = Value creation for shareholders Benefits to customers Commitment to local jobs and communities Environmental stewardship An ideal combination SJW-CTWS.COM A Shared Vision for the Future SJW Group and Connecticut Water Service, Inc. to ... Learn More Like CJ Comment Share

Connecticut Water Company Sponsored Like Page Committed to jobs & communities, benefits to customers, environmental stewardship + shareholders. Disclaimer Cautionary Statement Regarding Forward-Looking Statements ... See More Protect Your water. Your Community. Your Investment. Local Jobs. Support the combination of CT Water + SJW Group SJW-CTWS.COM Local Professionals Serving Local Communities SJW Group and Connecticut Water Service, Inc. to ... Learn More Like Comment Share

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of the Company for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of the Company; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber attacks, or other similar occurrences that could adversely affect the Company’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of the Company; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of the Company; (15) the trading price of the Company’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business and financial condition, including those more fully described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither the Company nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by SJW Group. In connection with the proposed transaction, SJW Group and the Company intend to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from the Company. Such documents are not currently available.

Participants in Solicitation

SJW Group and its directors and executive officers, and the Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.